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                SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
              OF THE SECURITIES EXCHANGE ACT OF 1934



                          March 25, 1998
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               (Date of earliest event reported)


                 Hawthorne Financial Corporation
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     (Exact name of registrant as specified in its charter)


Delaware                      0-1100                   95-2085671
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(State or other jurisdiction (Commission File Number) (IRS Employer
of incorporation)                                    Identification No.)



2381 Rosecrans Avenue, El Segundo, California                          90245
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 (Address of principal executive offices)                           (Zip Code)


                          (310) 725-5000
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       (Registrant's telephone number, including area code)


                          Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)
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Item 5. Other Events
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    On March 25, 1998, Hawthorne Financial Corporation issued the press release which is included as Exhibit 99(a) hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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    (a) Not applicable.

    (b) Not applicable.

    (c) The following exhibit is included with this Report:

        Exhibit 99(a)    Press Release, dated March 25, 1998


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                            SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     HAWTHORNE FINANCIAL CORPORATION



                     By:/s/ Scott A. Braly
                        ----------------------------------------
                         Name:  Scott A. Braly
                         Title: President and Chief Executive Officer

Date:  March 25, 1998



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